UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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QUALSTAR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 21, 2019

Dear Shareholder:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of Qualstar Corporation, a California corporation (“Qualstar,” the “Company,” or “we”), to be held on Monday, July 8, 2019, at our principal executive office, located at 1267 Flynn Road, Camarillo, California 93012, beginning at 10:00 a.m. Pacific Time (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”). At the Annual Meeting, you will be asked to vote on each of the four (4) proposals set forth in the attached Notice of Annual Meeting and Proxy Statement, which contains detailed information about each proposal and other matters related to the Annual Meeting.

We appreciate your support and look forward to seeing you at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, I encourage you to vote your shares by using the Internet or telephone, or by mail by signing, dating and returning the proxy card enclosed, as described in the accompanying Proxy Statement. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time by following the instructions in the accompanying Proxy Statement.

If you have any questions or require any assistance with voting your shares, please contact the Company at 1267 Flynn Road, Camarillo, California 93012 or by telephone at 1-800-468-0680 ext. 114.

Thank you for your continued support. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Steven N. Bronson
Steven N. Bronson
Chief Executive Officer and President

QUALSTAR CORPORATION

1267 Flynn Road

Camarillo, California 93012

NOTICE OF THE 2019 ANNUAL MEETING OF SHAREHOLDERS

To be held on July 8, 2019 at 10:00 a.m. (Pacific Time)

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”) of Qualstar Corporation (“Qualstar,” the “Company,” or “we”) will be held at our principal executive office, located at 1267 Flynn Road, Camarillo, California 93012, on Monday, July 8, 2019, at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect four directors to serve one-year terms expiring at the Annual Meeting, or until their successors have been duly elected and qualified;

2.	To approve the appointment of RBSM LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2019;

3.	To conduct an advisory vote regarding the compensation of our Named Executive Officers: Say on Pay;

4.

To approve an amendment to the Company’s 2017 Stock Option and Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 100,000 shares to a total of 300,000 shares; and

5.	To transact any other business as may properly come before the Annual Meeting and any adjournment thereof.

We have set the close of business on May 13, 2019 as the record date for the meeting. On or about May 24, 2019, we mailed to most of our shareholders a “Notice of Internet Availability of Proxy Materials” containing instructions on how to gain access to our Proxy Statement and Annual Report and how to vote online. All other shareholders received a copy of the Proxy Statement and Annual Report by mail.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone, or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone, or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH NOMINEE FOR DIRECTOR LISTED IN

PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4.

By Order of the Board of Directors

  /s/ Steven N. Bronson

Steven N. Bronson, Chief Executive Officer and President

Camarillo, California

May 23, 2019

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR

SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE.

Use of the enclosed envelope requires no postage for mailing in the United States.

QUALSTAR CORPORATION

1267 Flynn Road

Camarillo, California 93012

PROXY STATEMENT FOR

2019 ANNUAL MEETING OF SHAREHOLDERS

To be held on July 8, 2019 at 10:00 a.m. (Pacific Time)

INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

Our board of directors solicits your proxy for the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), and for any postponement or adjournment of the Annual Meeting, for the purposes described in the “Notice of Annual Meeting of Stockholders.” The table below shows some important details about the Annual Meeting and voting. Additional information is available in the “Frequently Asked Questions” section of the proxy statement immediately below the table. We use the terms “Qualstar,” “the company,” “we,” “our” and “us” in this proxy statement to refer to Qualstar Corporation, a California corporation.

The Notice of Annual Meeting, proxy statement, proxy card and copy of our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) are first being made available to our stockholders on or about May 24, 2019.

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting

This proxy statement and the 2018 Annual Report are available for viewing, printing and downloading at www.proxyvote.com and on the “Investors” section of our website at www.qualstar.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

Meeting Details	July 8, 2019, 10:00 a.m. Pacific Time, at our principal executive office, located at 1267 Flynn Road Camarillo, California 93012

Record Date	May 13, 2019

Shares Outstanding	There were 1,955,821 shares of common stock outstanding and entitled to vote as of the Record Date.

Eligibility to Vote

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date.

Quorum

A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, as of the Record Date constitutes a quorum. A quorum is required to transact business at the Annual Meeting.

Voting Methods

Stockholders whose shares are registered in their names with Corporate Stock Transfer, Inc., our transfer agent (referred to as “Stockholders of Record”) may vote by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote in person at the Annual Meeting by attending the Annual Meeting and casting a ballot. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We will appoint an independent Inspector of Elections to determine whether a quorum is present, and to tabulate the votes cast by proxy or in person at the Annual Meeting.

Voting Results

We will announce preliminary results at the Annual Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) and post results at www.qualstar.com as soon as practicable after the Annual Meeting.

Proxy Solicitation Costs

We will bear the costs of soliciting proxies from our stockholders. These costs include preparing, assembling, printing, mailing and distributing notices, proxy statements, proxy cards and Annual Reports. Our directors, officers and other employees may solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

FREQUENTLY ASKED QUESTIONS

What matters am I voting on?

You will be voting on:

•	The election of four directors to hold office until the 2020 annual meeting of stockholders (the "2020 Annual Meeting") or until their successors are duly elected and qualified (Proposal 1);

•	A proposal to ratify the appointment of RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 2);

•	An advisory vote regarding the compensation of our Named Executive Officers: Say on Pay (Proposal 3);

•

A proposal to amend the Company’s 2017 Stock Option and Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 100,000 shares to a total of 300,000 (Proposal 4); and

•	Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•	FOR the election of the four directors nominated by our board of directors and named in this proxy statement as directors to serve for one-year terms (Proposal 1);

•	FOR the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 2);

•	FOR the approval of the advisory vote regarding Named Executive Officer Compensation; Say on Pay (Proposal 3);

•	FOR the approval of an amendment to the Company’s 2017 Stock Option and Incentive Plan to increase the number of shares available for issuance under the Plan (Proposal 4).

Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending the Notice of Internet Availability of Proxy Materials, or the Notice, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about May 24, 2019, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, each of which are available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, by mail or in person at the Annual Meeting.

What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. Cumulative voting is not permitted with respect to the election of directors.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available at our headquarters, located at 1267 Flynn Road Camarillo, California 93012, during regular business hours for the ten days prior to the Annual Meeting. This list will also be available during the Annual Meeting at the meeting location. Stockholders may examine the list for any legally valid purpose related to the Annual Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Corporate Stock Transfer, Inc., our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may, in its discretion, vote your shares with respect to routine matters (e.g., the ratification of the appointment of our independent auditor), but may not vote your shares with respect to any non-routine matters (e.g., the election of directors). Please see “What if I do not specify how my shares are to be voted?” for additional information.

Do I have to do anything in advance if I plan to attend the Annual Meeting and vote in person?

Stockholders of Record. If you are a Stockholder of Record, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you may be asked to present government-issued photo identification for entrance into the Annual Meeting.

Beneficial Owners. If you are a Beneficial Owner, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker or other nominee, who is the Stockholder of Record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. You may be asked to present government-issued photo identification for entrance into the Annual Meeting. You will also be asked to provide proof of Beneficial Ownership as of the Record Date, such as the voting instructions you received from your broker or other nominee, or your brokerage statement reflecting ownership of shares as of the Record Date.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a Stockholder of Record, then you can vote in one of the following ways:

•

You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice or in the proxy card that accompanies this proxy statement. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on July 5, 2019. Alternatively, you may request a printed proxy card by following the instructions provided in the Notice.

•

You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than July 5, 2019. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR each of Proposals No. One, Two, Three and Four.

•

You may vote in person. If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. As discussed above, if you are a Beneficial Owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker or other nominee.

May I change my vote or revoke my proxy?

Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at the address listed on the front page of this proxy statement; or

•	attending the Annual Meeting and voting in person.

Beneficial Owners. If you are the beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named on the proxy card have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of the four directors nominated by our board of directors and named in this proxy statement as directors to serve for one-year terms (Proposal 1);

•	FOR the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 2);

•	FOR the approval of the advisory vote regarding Named Executive Officer Compensation; Say on Pay (Proposal 3);

•	For the approval of an amendment to the Company’s 2017 Stock Option and Incentive Plan to increase the number of shares available for issuance under the Plan (Proposal 4); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, brokers and other nominees do not have discretion to vote on non-routine matters. Each of Proposal 1 (election of directors), Proposal 3 (Say on Pay) and Proposal 4 (amendment of incentive plan) is a non-routine matter, while Proposal 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee cannot vote your shares with respect to Proposal Nos. 1, 3 and 4, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and California law. A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were at total of 1,955,821 shares of common stock outstanding, which means that 977,911 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under California law, abstentions are considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (Proposal Nos. 2, 3 and 4). However, because the outcome of Proposal No. One (election of directors) will be determined by a plurality of the voting power of the shares present and entitled to vote at the Annual Meeting, abstentions will have no impact on the outcome of the proposal as long as a quorum exists.

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not affect the outcome of the vote on Proposal Nos. 3 and 4.

How many votes are needed for approval of each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. One --Election of directors	Plurality of voting power of shares present and entitled to vote	No
Proposal No. Two -- Ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019	Majority of voting power of shares present and entitled to vote	Yes
Proposal No. Three -- the approval of the advisory vote regarding Named Executive Officer Compensation (Say on Pay)	Majority of voting power of shares present and entitled to vote	No
Proposal No. Four -- approval of an amendment to the Company’s 2017 Stock Option and Incentive Plan to increase the number of shares available for issuance under the Plan	Majority of voting power of shares present and entitled to vote	No

With respect to Proposal 1, you may vote (i) FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. The four nominees receiving the most FOR votes will be elected. Cumulative voting is not permitted with respect to the election of directors. If you WITHHOLD your vote as to all nominees, your vote will be treated as if you had ABSTAINED from voting on Proposal 1, and your abstention will have no effect on the outcome of the vote.

With respect to Proposal Nos. 2, 3 and 4, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of these proposals, the abstention will have the same effect as a vote AGAINST the proposal.

How are proxies solicited for the Annual Meeting and who is paying for the solicitation?

The board of directors is soliciting proxies for use at the Annual Meeting by means of this proxy statement. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.

This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Qualstar or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the board of directors attend the Annual Meeting?

We encourage our board members to attend the Annual Meeting. Those who do attend will be available to answer appropriate questions from stockholders.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that Qualstar only send a single copy of the next year’s Notice and, if applicable, the proxy materials, you may contact us as follows:

Qualstar Corporation
Attention: Secretary
1267 Flynn Road
Camarillo, California 93012

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

ELECTION OF DIRECTORS

(Proposal 1)

In accordance with Qualstar’s amended and restated bylaws, the number of authorized directors constituting the Board is fixed as of the commencement of voting at the Annual Meeting at six (6). The Board is nominating four (4) directors to be elected at the Annual Meeting, each of who will hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and have been qualified or such director’s earlier resignation, death or removal. As a result, there will be two (2) vacancies on the Board. Such vacancies may be filled by a majority of the remaining directors and any such additional directors shall hold office until his or her successor is elected at an annual or a special meeting of the shareholders. Subject to the provisions of Qualstar’s amended and restated bylaws and its restated articles of incorporation, the shareholders may also elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

The following four individuals—Steven N. Bronson, David J. Wolenski, Leonard A. Hagan, and Nicholas A. Yarymovych—have been designated by the Board as the nominees for election as directors. Messrs. Bronson, Wolenski, Hagan and Yarymovych currently serve as directors of Qualstar and were all elected to the Board at the 2018 Annual Meeting of Shareholders. Each of our four nominees was recommended to the Board by the Nominating and Governance Committee and was approved by the Board. The recommendation of the Board is based on its carefully considered judgment that the experience, record and qualifications of each of its nominees make them the best candidates to serve on the Board. We believe that these four nominees, with their breadth of relevant and diverse experience, represent the best interests of our shareholders and that the four nominees recommended by the Board should be elected.

The nominees of the Board have consented to serving as nominees for election to the Board, to being named in this Proxy Statement and to serving as members of the Board if elected by Qualstar’s shareholders. As of the date of this Proxy Statement, Qualstar has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

The accompanying proxy card will not be voted for more than four candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect Steven N. Bronson, David J. Wolenski, Leonard A. Hagan and Nicholas A. Yarymovych to the Board, unless, by marking the appropriate space on the proxy card, the shareholder instructs that he, she or it withholds authority from the Proxy Holders to vote.

The following table provides information regarding Qualstar’s nominees, their ages, the year in which each first became a director of Qualstar, their principal occupations or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data.  Included in the biography of each nominee is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of Qualstar.

Name and Age	Business Experience During Last Five Years and Other Directorships

Steven N. Bronson (53)

Steven N. Bronson has served as our Chief Executive Officer and a member of our board since July 3, 2013. Mr. Bronson has over 35 years of business and entrepreneurial experience with a strong background in investment banking, operations and management. Mr. Bronson has been Chairman and Chief Executive Officer of BKF Capital Group Inc., since September 2008. In July 2010, he became Chairman and Chief Executive of Interlink Electronics, Inc., a global leader in the design of patented Force-Sensing Resistor™ (FSR™) technology and a pioneer in printed electronics. In addition, Mr. Bronson serves as Chairman and Chief Executive Officer of Ridgefield Acquisition Corp. a publicly traded company. The Board has concluded that Mr. Bronson should serve on our Board based on his positions as President and Chief Executive Officer of our company, as well as his substantial experience in the electronics industry.

David J. Wolenski (57)

David J. Wolenski currently serves as President of Electro-Mechanical Products, Inc. (“EMP”), a privately held company engaged in the manufacture of precision-machined components and thermal management systems for the Semiconductor, Laser, and Medical Device industries.  He has been a director on EMP’s board since August 2000.  From 1996 to 2000, Mr. Wolenski was Chief Executive Officer of OZO Automation, Inc. (OTCBB:OZOA), a publicly-traded company that produced robotic workstations for the electronics industry.  As Chief Executive Officer, he also managed the sale of OZO’s assets to JOT Automation of Olunsalo, Finland, and served as President of their Depaneling subsidiary from 2000 to 2001.  From 1983 to 1996, Mr. Wolenski held various positions with Johns Manville Corporation, a worldwide leader in fiberglass insulations and engineered products, which included managerial assignments in manufacturing, business development, and quality assurance.  His past board affiliations have included OZO Automation, Inc. where he was a director from 1996-1999, and Bio-Medical Automation, Inc., where he was a director from 1999-2000.  Mr. Wolenski holds a BS degree in Mechanical Engineering from the University of Colorado at Boulder (1983), and an MBA from the University of Colorado at Denver (1990). The Board has concluded that Mr. Wolenski should serve on our Board based on his senior executive management experience at privately held and publicly held manufacturing companies and his prior experience as a director of other companies.

Leonard A. Hagan (66)

Leonard A. Hagan is a founding partner at Hagan & Burns CPA’s P.C. (“Hagan & Burns”) where he provides financial and regulatory services to the broker dealer community as well as tax planning services to the firm’s clients. Prior to founding Hagan & Burns in 1995, Mr. Hagan worked for several years at the accounting firm of S.D. Leidesdorf & Co. where he was a manager, which was then merged into Ernst & Whitney. Following his time at S.D. Leidesdorf & Co. and Ernst & Whitney, Mr. Hagan spent three years at Credit Suisse until he founded his own accounting firm. Mr. Hagan has over forty years’ experience as a Certified Public Accountant and over twenty years as a licensed Financial and Operation Principal. Mr. Hagan is registered today as the Financial and Operating Principal for the following broker dealers registered with the Securities and Exchange Commission: Livingston Securities, LLC, Spoke Financial LLC and Core Financial LLC. Mr. Hagan is also a director of Ridgefield Acquisitions Corp. and BKF Capital Group Inc., each of which are publicly traded companies. Mr. Hagan earned a Bachelor of Arts degree in Economics from Ithaca College and continued his education at Cornell University where he received his MBA in accounting and finance. The Board has concluded that Mr. Hagan should serve on our Board based on his financial expertise and his experience of being a public company director.

Nicholas A. Yarymovych (54)

Nicholas A. Yarymovych is currently the CEO and President (founder) of Cloudpointe, Inc. Previously, he was the Senior Vice President of Global Consulting & Operations at NTT Data, Cloud Services Inc. and also served as NTT Centerstance’s Managing Partner. Mr. Yarymovych founded Ventus Technology Solutions, Inc. (“Ventus”) in 2001, one of the first Salesforce.com consulting partners and served as President and Chief Executive Officer. In early 2011, he merged Ventus with Centerstance, Inc. which was then acquired by NTT in late 2012. Throughout his 28-year professional consulting career, he has launched new business units, established professional services practices, developed core business strategies and led numerous operational turnarounds. Prior, Mr. Yarymovych served as Vice President of e-Business Solutions with QuickStart Technologies where he led the companies' e-business consulting services division. Prior to QuickStart, Mr. Yarymovych served as a Client Partner with Cambridge Technology Partners in their Strategy and Management Consulting Group. Currently, he serves as an advisor for several private equity firms. Mr. Yarymovych earned an M.B.A. in Management and Operations from Pepperdine University, a B.S. in Aerospace Engineering from the University of Southern California and has a Bachelor of Science degree in Astronautical Engineering from the U.S. Air Force Academy. The Board has concluded that Mr. Yarymovych should serve on our Board based on his senior executive management experience and his experience with turnaround companies, mergers and acquisitions.

Vote Required and the Board’s Recommendation

The affirmative vote of a plurality of the total shares of common stock represented in person or by proxy and entitled to vote is required for the election of each of the nominees. With respect to Proposal 1, you may vote (i) FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. The four nominees receiving the most FOR votes will be elected. Cumulative voting is not permitted with respect to the election of directors. If you WITHHOLD your vote as to all nominees, your vote will be treated as if you had ABSTAINED from voting on Proposal 1, and your abstention will have no effect on the outcome of the vote.

It is the intention of the persons named as proxies to vote such proxy FOR the election of all nominees, unless otherwise directed by the shareholder. The Board knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board may recommend in the place of such nominee.

The Board recommends that shareholders vote “FOR” the election of each nominee LISTED above. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE, UNLESS OTHERWISE INSTRUCTED.

CORPORATE GOVERNANCE

Director Independence

Our Board has determined that all of our current directors satisfy the “independent director” standards established by rules of The NASDAQ Stock Market, Inc. (“NASDAQ”), except for Steven N. Bronson.  Each director serving on the Audit Committee of our Board also met the more stringent independence requirements established by Securities and Exchange Commission rules applicable to audit committees. Our Board has also determined that no director has a relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. There are no family relationships among any of the directors or executive officers of the Company.

The Board and Committee Meetings

During the twelve months ended December 31, 2018, our Board of Directors held seven (7) meetings, our Audit Committee held four (4) meetings, our Compensation Committee held three (3) meetings and our Nominating and Governance Committee held one (1) meeting. Each director attended (or participated by telephone in) 100% of the total number of meetings of the Board and committees on which he served.

The independent directors meet in executive session on a regular basis without any management directors or employees present.

In accordance with our Corporate Governance Guidelines, which our Board adopted on April 26, 2013, directors are expected to attend annual meetings of shareholders. Each of Mr. Bronson, Mr. Wolenski, Mr. Hagan and Mr. Yarymovich attended last year’s annual meeting of shareholders in person. A copy of our Corporate Governance Guidelines is available in the investors section of the Company’s website at http://www.qualstar.com.

Committees of the Board

Our Board oversees our risk management. This oversight is administered primarily through the following committees: (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Corporate Governance Committee. Each Committee has only independent directors as members.

The Audit Committee

The Audit Committee is comprised solely of non-employee directors who satisfy current NASDAQ requirements with respect to independence, financial expertise and experience. During the fiscal year ended December 31, 2018, the members of the Audit Committee were: Leonard Hagan, David Wolenski, and Nicholas Yarymovych, with Mr. Hagan serving as the Chairman. The Board has determined that Mr. Hagan qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee has a charter that requires the committee to oversee our accounting and financial reporting process, our system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of our financial statements, a current copy of which is available to shareholders on our website, http://www.qualstar.com. The primary duties of the Audit Committee consist of, among other things:

•	serving as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system;

•	reviewing and appraising the audit efforts of our independent accountants;

•

assuming direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues;

•	providing an open avenue of communication among the independent accountants, financial and senior management and the Board;

•	reviewing and approving all related party transactions;

•

discussing with management any correspondence from regulators, government agencies, or employee complaints or any reports that raise material issue regarding the Company’s financial statements, processes, or policies; and

•	discussing our policies with respect to risk assessment and risk management.

The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2018.  To ensure independence, the Audit Committee also meets separately with the Company’s independent public accountants apart from meeting with members of management.

The Compensation Committee

The Compensation Committee is comprised solely of non-employee directors who satisfy current NASDAQ standards and SEC regulations with respect to independence. During the fiscal year ended December 31, 2018, the members of the Nominating and Governance Committee were: Nicholas A. Yarymovych, Leonard A. Hagan, and David J. Wolenski, with Mr. Yarymovych serving as Chairman.

Each member of our Compensation Committee must (i) be one of our independent directors satisfying the independence requirements of NASDAQ and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. Except as permitted by NASDAQ, members of the Compensation Committee must not accept any consulting, advisory or the other compensatory fee from us or any of our subsidiaries.

The Compensation Committee oversees the determination of all matters relating to employee compensation and benefits and specifically determines and approves salaries, bonuses and equity-based compensation for our executive officers.

We have adopted a Compensation Committee charter that outlines the Compensation Committee's primary duties which are, among other things, to:

•

evaluate the performance of the Chief Executive Officer in light of our goals and objectives and determine the Chief Executive Officer's compensation based on this evaluation and such other factors as the Committee shall deem appropriate;

•	determine and approve all executive officer compensation;

•	approve the aggregate amounts and methodology for determination of all salary, bonus, and long-term incentive awards for all employees other than executive officers;

•	review and recommend equity-based compensation plans to the full Board and approve all grants and awards thereunder;

•

review and approve changes to our equity-based compensation plans other than those changes that require shareholder approval under the plans, the requirements of NASDAQ or any exchange on which our securities may be listed and/or any applicable law;

•

review and recommend to the full Board changes to our equity-based compensation plans that require shareholder approval under the plans, the requirements of NASDAQ or any exchange on which our securities may be listed and/or any applicable law;

•	review and approve changes in our retirement, health, welfare and other benefit programs that result in a material change in costs or the benefit levels provided;

•	administer our equity-based compensation plans; and

•	approve, as required by applicable law, the annual Committee report on executive compensation for inclusion in our proxy statement.

A current copy of the Compensation Committee charter is available to shareholders on our website, http://www.qualstar.com.

The Compensation Committee has responsibility for establishing, implementing and monitoring the Company’s compensation philosophy. Accordingly, the Compensation Committee strives to develop and maintain competitive, progressive programs that attract, retain and motivate high-caliber employees, foster teamwork, and maximize the long-term success of the Company by appropriately rewarding our employees for their achievements. The Compensation Committee evaluates risk and rewards associated with the Company’s overall compensation philosophy and structure.

The Compensation Committee has the authority, in its sole discretion, to retain or obtain advice from compensation consultants, independent legal counsel and other advisers, and is directly responsible for the retention, termination, compensation and oversight of the work of any such consultant, counsel or other adviser. In selecting a consultant, counsel or other adviser, the Compensation Committee must, as required by NASDAQ rules, take into consideration all factors relevant to such person's independence from management, including all factors that NASDAQ identifies in its listing standards. The Compensation Committee is regularly advised by the Company’s outside legal counsel and has found no conflict of interest in such counsel continuing to provide advice to the Compensation Committee.

The Compensation Committee may form and delegate its authority to subcommittees as appropriate. To date, the Compensation Committee has not delegated such authority.

Additionally, the Chief Executive Officer may make recommendations to the Compensation Committee relating to executive and director compensation, but consistent with NASDAQ rules, he may not be present during deliberations or voting regarding his own compensation. The Compensation Committee meets with the Company’s Chief Executive Officer and other senior executives in order to obtain recommendations with respect to the Company’s compensation programs and practices for executives and other employees. Management discusses with the Compensation Committee the practices that have been put in place to identify and mitigate, as necessary, potential risks. With support from market compensation data, performance reviews and other information, management makes recommendations to the Compensation Committee on the base salaries, bonus targets and equity compensation for the executive officers and other employees. The Compensation Committee takes management’s recommendations into consideration, but is not bound by management’s recommendations with respect to executive compensation. The Chief Executive Officer annually reviews the performance of each executive officer, other than himself. The Chief Executive Officer’s performance is reviewed by the Compensation Committee which makes recommendations to the full Board.

The Compensation Committee held three (3) meetings during the fiscal year ended December 31, 2018.

The Nominating and Governance Committee

The Nominating and Governance Committee is comprised solely of non-employee directors who satisfy current NASDAQ standards and SEC regulations with respect to independence. During the fiscal year ended December 31, 2018, the members of the Nominating and Governance Committee were: David J. Wolenski, Nicholas A. Yarymovych, and Leonard A. Hagan, with Mr. Wolenski serving as Chairman.

The role of the Nominating and Governance Committee, as set forth in its charter, is to develop and recommend to the Board corporate governance guidelines applicable to Qualstar, assist the Board by identifying, evaluating and recommending qualified candidates for election to the Board, and recommending Board members to serve on each committee of the Board.  A copy of our Nominating and Governance Committee charter is available in the investors section of Qualstar’s website at http://www.qualstar.com.

The guidelines and procedures for identifying and evaluating nominees for election to the Board are set forth in the charter of the Nominating and Governance Committee. In general, persons considered for nomination to the Board must have demonstrated outstanding achievement, integrity and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of Qualstar and our shareholders, and must be willing and able to devote the necessary time for Board service. To comply with regulatory requirements, a majority of Board members must qualify as independent directors under NASDAQ rules, and at least one Board member must qualify as an “audit committee financial expert” under rules promulgated by the SEC. In order to qualify for nomination or re-nomination for election to the Board, a candidate must also comply with all applicable provisions of Qualstar’s amended and restated bylaws.

The Nominating and Governance Committee considers potential candidates recommended by current directors, company officers, employees and others, and will consider candidates recommended by shareholders for consideration as director nominees. Our Nominating and Governance Committee charter makes no distinction between whether a director nominee is recommended by a shareholder or by management.  Although we have not received any recommendations for director nominees from shareholders, we expect that the Committee would apply the same process and criteria in evaluating a shareholder recommendation as it would for a management recommendation.  A shareholder wishing to recommend a candidate for nomination to the Board should send a letter to our Corporate Secretary at 1267 Flynn Road, Camarillo, California 93012.  The mailing envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.”  The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications. Additionally, the Nominating and Governance Committee considers diversity of the Board members’ skill and experience in areas that are relevant to the Company’s business and activities, including operations, finance, marketing and sales. Our Board does not, however, have a formal policy regarding racial/ethnic or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates.   As required by California’s gender diversity law, the Company does intend to appoint at least one female director to its Board by December 31, 2019. At a minimum, candidates recommended for election to the Board must meet the independence standards established by NASDAQ and the criteria set forth above.

The Nominating and Governance Committee held one (1) meeting during the fiscal year ended December 31, 2018.

Board Leadership Structure and the Role of the Board in the Oversight of Risk Management

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the different responsibilities fulfilled by the Chief Executive Officer and the Chairman of the Board at Qualstar. Our Chief Executive Officer, Mr. Bronson, is responsible for setting our strategic direction and for our day-to-day leadership and performance, while our Chairman of the Board, Mr. Wolenski, provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board of Directors.

Our Board is involved in overseeing the management of risks that face our company.  Historically, potential risks have been considered by the full Board as they became apparent, such as in connection with potential acquisitions, as new business opportunities are evaluated, or with day-to-day operational issues.  Our Audit Committee focuses on risks related to financial information systems and financial reporting, and regularly reports to the full Board regarding its activities and any specific risks that merit attention by the full Board.  Our Compensation Committee has oversight responsibility regarding risks related to the Company’s compensation policies and practices.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board or with an individual Board member concerning Qualstar may do so by writing to the Board or to the particular Board member and mailing the correspondence to: Attention: Corporate Secretary, Qualstar Corporation, 1267 Flynn Road Camarillo, California 93012.  The envelope should indicate that it contains a shareholder communication.

All correspondence received is opened and screened for security purposes. Qualstar’s Corporate Secretary reviews such correspondence and provides the Board at each of its meetings with a summary of all such correspondence and a copy of any correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires their attention. The Corporate Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Business Conduct and Ethics

Qualstar has adopted a written Code of Business Conduct and Ethics, which complies with the requirements for a code of ethics pursuant to Item 406(b) of Regulation S-K under the Securities Exchange Act of 1934, which applies to our chief executive officer, chief financial officer and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on our website at http://www.qualstar.com. A copy of the Code of Business Conduct and Ethics will be provided, without charge, to any shareholder who sends a written request to the Chief Financial Officer of Qualstar at 1267 Flynn Road; Camarillo, California 93012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of Qualstar’s common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Qualstar with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and a review of the shareholders register, during the twelve months ended December 31, 2018, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of May 2, 2019 for:

●	each person (or group of affiliated persons) who we know beneficially owns more than 5% of our common stock;

●	each of our directors and nominees for election to the Board;

●	each of the executive officers named in the summary compensation table; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Except as indicated by footnote, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned, subject to community property laws where applicable. The percentage of shares beneficially owned is based on 1,959,021 shares of common stock outstanding as of May 2, 2019. Shares of common stock subject to options currently exercisable or exercisable within 60 days of May 2, 2019, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. The address for those individuals for which an address is not otherwise indicated is: c/o Qualstar Corporation, 1267 Flynn Road, Camarillo, California 93012.

	Common	Options Exercisable Within 60	Beneficial Ownership
Name	Shares Owned	Days (1)	Number	Percent
BKF Asset Holdings, Inc. (2)	548,085	—	548,085	28.0%
Steven N. Bronson, Chief Executive Officer (3)	24,617	116,667	689,369	35.2%

Louann Negrete, Chief Financial Officer (4)	—	10,000	10,000	*

Leonard A. Hagan, Director (5)	13,444	5,000	18,444	*

Nicholas A. Yarymovych, Director (6)	6,667	5,000	11,667	*

David J. Wolenski, Director (7)	833	5,000	5,833	*

All directors and officers as a group (5 persons) (8)	593,646	141,667	735,313	37.5%

*Less than 1.0%

(1)	Represents shares that may be acquired upon exercise of stock options which are either currently vested or will vest within 60 days of May 2, 2019.

(2)	Based on information contained in reports filed with the Securities and Exchange Commission, BKF Asset Holdings, Inc. is the owner of 548,085 shares of Qualstar common stock.

(3)

Based on information contained in reports filed with the Securities and Exchange Commission, Mr. Bronson, is the owner of 14,617 shares of Qualstar. Additionally, Mr. Bronson, as the Chairman and President and majority shareholder of BKF Asset Holdings, Inc., may be deemed to beneficially own the 548,085 shares of Qualstar held by BKF Asset Holdings, Inc.  Also, Mr. Bronson’s spouse holds 10,000 shares of Qualstar. Mr. Bronson was awarded a total of 16,667 stock options on August 20, 2014 and 100,000 options on August 3, 2017.

(4)	Ms. Negrete was awarded options to purchase 10,000 shares on August 3, 2017.

(5)

Based on information contained in reports filed with the Securities and Exchange Commission, Leonard A. Hagan beneficially owns 13,444 shares as of December 21, 2017. Mr. Hagan was awarded 5,000 stock options on August 3, 2017.

(6)

Based on information contained in reports filed with the Securities and Exchange Commission, Nicholas A. Yarymovych beneficially owns 6,667 shares as of November 19, 2014. Mr. Yarymovych was awarded 5,000 stock options on August 3, 2017.

(7)

Based on information contained in reports filed with the Securities and Exchange Commission, David J. Wolenski beneficially owns 833 shares as of December 31, 2015. Mr. Wolenski was awarded 5,000 stock options on August 3, 2017.

(8)	This amount includes options 141,667 shares issuable upon exercise of options currently exercisable or exercisable within 60 days of May 2, 2019.

Shareholders Known by Us to Own 5% or More of Our Common Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Beneficially Owned

Renaissance Technologies LLC (1)	159,700	8.0%
800 Third Avenue; New York, New York 10022

(1)

Based on information contained in reports filed with the Securities and Exchange Commission, Renaissance Technologies LLC, an investment adviser, beneficially owns 159,700 shares as of December 31, 2018.

EXECUTIVE OFFICERS

The biography for Steven N. Bronson, our President, Chief Executive Officer and member of our Board, is located in “Election of Directors” above.

Louann L. Negrete, age 59, was appointed Chief Financial Officer on December 2, 2013. Ms. Negrete has more than 15 years of experience in public company accounting. Prior to joining Qualstar, Ms. Negrete was the Director of Corporate Accounting for LINE 6, Inc. Prior to Line 6 she was the Corporate Controller and CFO for 6 years at Interlink Electronics, Inc., a publicly traded company. She also served for 6 years as the Corporate Controller for publicly traded Biosource International, Inc. BioSource acquired two companies while she was controller and eventually the entire company was sold. She also held positions of controller at US Stamp and assistant controller at Patagonia, two other manufacturing companies.  Ms. Negrete holds a CPA license from the State of California. She graduated from California State University, Northridge with a BS degree in Business Administration, Accounting.

EXECUTIVE COMPENSATION

Overview

Qualstar’s executive compensation program is based on the same objectives that guide Qualstar in establishing all of its compensation programs:

●

Compensation fosters the long-term focus required for Qualstar’s success. In general, the compensation of Company executives includes longer-term incentives because they are in a greater position to influence longer-term results.

●

Compensation reflects the level of job responsibility, individual performance, and Company performance. As employee’s progress to higher levels in the organization, an increasing proportion of their pay should be linked to Company performance and shareholder returns because those employees are more able to affect Qualstar’s operating results.

●

Compensation reflects the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

●

While compensation programs and individual pay levels will always reflect differences in job responsibilities, geographies and marketplace considerations, the overall structure of the compensation and benefit programs should be broadly similar and equitable across the organization.

Components of Executive Compensation

For the twelve months ended December 31, 2018, the principal components of compensation for named executive officers were: (1) base salary, (2) performance-based incentive compensation, (3) long-term equity incentive compensation, (4) personal benefits, and (5) other compensation. In determining the amount and relative allocation among each component of compensation for each named executive officer, the Compensation Committee considered, among other factors, the Company’s and each executive officer’s experience level and historical performance, compensation paid by companies comparable in size to Qualstar, data obtained from management’s recruitment activities, historical rates of executive compensation, Company revenues and profitability, and alignment with the Company’s overall compensation philosophy.

Summary Compensation Table

The following table shows information about the compensation awarded to, earned by and paid to Mr. Steven N. Bronson and Ms. Louann Negrete (collectively referred to as our “named executive officers”) during the years ended December 31, 2018 and 2017. Mr. Bronson and Ms. Negrete were the Company’s only two “named executive officers,” as defined under Item 402 of Regulation S-K promulgated by the SEC, for such fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus (1)	Option Awards (2)	All Other Compensation (3)	Total
Steven N. Bronson	2018	$200,000	$140,000	$-	$1,516	$341,516
Chief Executive Officer	2017	176,383	140,000	250,000	1,426	567,809

Louann Negrete	2018	149,615	7,500	-	1,516	158,631
Chief Financial Officer	2017	139,808	10,100	25,000	1,222	176,130

(1)	The amounts shown in this column reflect discretionary bonuses paid to the named executive officers.
(2)

The amounts shown in this column represent the aggregate grant date fair value of the equity-based compensation granted to the named executive officers as computed in accordance with FASB ASC Topic 718.  Pursuant to SEC rules, these amounts exclude the impact of estimated forfeitures related to service-based vesting conditions.  The assumptions used in calculating the aggregate grant date fair value of the awards reported in the column are set forth in our financial statements included in our Annual Report on Form 10-K in Note 8. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the named executive officers for the awards.

(3)	The amounts shown in this column represent premiums paid by the Company for disability, life and health insurance.

Components of Executive Compensation

Base Salary

Base salaries were set at levels that the Compensation Committee deemed to be sufficient to attract and retain highly talented executive officers capable of fulfilling the Company’s key objectives. Base salaries were also set with the goal of rewarding executive officers on a day-to-day basis for their time and services while encouraging them to strive for performance-based and long-term incentives.

Performance-Based Incentive Compensation

The Company utilizes an annual discretionary cash bonus program, which is intended to reward executive officers based on the Company’s overall performance and the individual named executive officer’s contributions to that performance. In determining an annual discretionary bonus for each named executive officer, we evaluate performance as measured against certain objective financial metrics as well as individual performance goals. We believe that the performance-based incentive compensation provides incentives that are necessary to retain executives and reward them for our short-term performance in the pursuit of our larger business objectives and is designed to provide for a portion of our cash compensation for named executive officers to be variable based upon Company and individual performance.

Long-Term Equity Incentive Compensation

The Company has a long-term equity incentive plan, which is intended to retain executive officers and reward executive officers based on the Company’s performance. Equity incentives, such as stock options and restricted stock awards, have been granted to executive officers as long-term incentives in order to align executives’ performance with the interests of the Company’s shareholders and also to encourage retention. No equity incentives were granted to executive officers in the twelve months ended December 31, 2018.

Personal Benefits

As employees, the Company’s executives are eligible to participate in health and welfare benefits, as offered to our general workforce, designed to attract and retain a skilled workforce in a competitive marketplace. These benefits help ensure that the Company has a healthy and focused workforce through reliable and competitive health and other personal benefits. These benefits were considered in relation to the total compensation package but did not materially impact decisions regarding other elements of executive officer compensation.

The Company also maintains a tax-qualified retirement plan (“401(k) Plan”) that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. All employees are eligible to participate in the 401(k) Plan following three months of service of employment and may contribute up to 100% of their compensation on a pre-tax basis, not to exceed the annual IRS maximum. The Company, at the discretion of management, may make matching contributions in an amount equal to 25% of the first 6% of compensation contributed by eligible participants. However, the Company has suspended discretionary matching contributions effective as of August 2009.

Employment Agreement with Steven N. Bronson

The Company was party to an employment agreement with Mr. Bronson that commenced on June 1, 2016 and expired on December 31, 2016. The employment agreement provided Mr. Bronson with a base salary of $160,000 and eligibility to earn a discretionary cash bonus up to 100% of his base salary, based on his achievement of various performance goals, as well as other general employment terms.

Subsequent to the expiration of his employment agreement, on August 3, 2017 the Compensation Committee (i) approved an increase in Mr. Bronson’s base salary from $160,000 to $200,000, (ii) approved a $100,000 cash bonus to Mr. Bronson based on the Company achieving profitability and positive cash flow for the six months ended June 30, 2017 and (iii) awarded Mr. Bronson an option to purchase 100,000 shares of the Company’s common stock. On December 14, 2018, the Compensation Committee approved a cash bonus to Mr. Bronson in the amount of $140,000 based on the Company’s performance in 2018.

New Employment Agreement with Steven Bronson

On April 13, 2019, we entered into a new employment agreement (the “Employment Agreement”) with Mr. Bronson, whereby Mr. Bronson will continue to serve as our Chief Executive Officer and President. The Employment Agreement is effective from January 1, 2019 to December 31, 2020, unless terminated earlier pursuant to its terms.

Pursuant to the Employment Agreement, Mr. Bronson will receive an annual base salary of $200,000 and is eligible to earn up to 50% of his annual base salary during each calendar year during the term, in the form of a bonus based on our achievement of financial objectives established by our Compensation Committee and Mr. Bronson’s achievement of agreed-to personal business objectives. The Employment Agreement also provides that, within ninety (90) days following the execution of the Employment Agreement, we shall grant to Mr. Bronson 50,000 restricted stock units (the “Restricted Stock Units”) for shares of our common stock under the terms of our 2017 Stock Option and Incentive Plan. For each of the fiscal years ended December 31, 2019 and December 31, 2020, Restricted Stock Units for 25,000 shares of our common stock shall vest and become issuable subject to our achievement of financial and performance objectives for the applicable fiscal year established by the Compensation Committee. The Employment Agreement further provides that Mr. Bronson will be eligible to receive any benefit and participate in any benefit plan generally available to our officers.

Mr. Bronson may terminate the Employment Agreement at any time by giving no less than ninety (90) days written notice to us. Upon Mr. Bronson’s voluntary termination of the Employment Agreement, our only obligation to Mr. Bronson will be (i) to pay any salary earned on or before his last day of employment (the “Separation Date”); (ii) reimburse Mr. Bronson for any reimbursable expenses incurred through and including the Separation Date; and (iii) pay Mr. Bronson for any accrued, unused vacation as of the Separation Date (collectively, the “Final Pay”). Upon such voluntary termination, Mr. Bronson will retain vested benefits, if any, which vested benefits will be handled in accordance with their controlling plans and documents. All further vesting of equity awards will cease on the date of such termination.

If Mr. Bronson’s employment is terminated due to his death or Disability (as such term is defined in the Employment Agreement), Mr. Bronson or his beneficiaries will be entitled to receive the Final Pay and all equity, including the Restricted Stock Units, issued to Mr. Bronson by us but not vested as of the Separation Date will immediately fully vest, subject to the satisfaction of certain conditions. In addition, we will pay Mr. Bronson a pro-rated portion of any earned target bonus through the Separation Date.

We may terminate the Employment Agreement without Cause (as such term is defined in the Employment Agreement) at any time and Mr. Bronson may terminate his employment for Good Reason (as such term is defined in the Employment Agreement) at any time. Upon a termination of Mr. Bronson’s employment by us without Cause or by Mr. Bronson for Good Reason, Mr. Bronson will be entitled to receive the Final Pay and subject to the satisfaction of certain conditions (i) a severance payment equal to 12 months of his base salary; (ii) a pro-rated portion of any earned target bonus through the Separation Date; (iii) certain COBRA benefits; and (iv) all equity awards, including the Restricted Stock Units, issued by us but not yet vested as of the Separation Date, shall immediately vest in full and be earned (collectively, the “Severance Benefits”). Upon a termination of Mr. Bronson’s employment by us for Cause, Mr. Bronson will be entitled to receive only the Final Pay.

In the event of a Change in Control (as such term is defined in the Employment Agreement) of the Company that results in the termination of Mr. Bronson’s employment by Mr. Bronson for Good Reason or by us without Cause within 180 days after the effective date of the Change in Control, Mr. Bronson shall be entitled to receive the Final Pay, and subject to the satisfaction of certain conditions, the Severance Benefits.

The Employment Agreement also contains certain non-disclosure covenants that apply during his employment and thereafter.

Tax and Accounting Implications

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), we generally receive a federal income tax deduction for compensation paid to any of our named executive officers only to the extent total compensation does not exceed $1.0 million during any fiscal year or if it is “performance-based” under Section 162(m) of the Code. During the years ending December 31, 2018 and 2017, none of the executive officers of the Company had non-performance-based compensation in excess of $1,000,000.

Outstanding Equity Awards at Year Ending December 31, 2018

The following table provides information regarding outstanding equity awards held by each named executive officer as of December 31, 2018.

Outstanding Equity Awards at December 31, 2018

	Option Awards

	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($)	Option Expiration Date
Name	Exercisable		Unexercisable
Steven N. Bronson	16,667	(1)	—	7.38	8/20/2019
	100,000	(2)		7.08	8/3/2027
Louann Negrete	10,000	(2)		7.08	8/3/2027

(1)	Each stock option was granted pursuant to our 2008 Plan. The stock option vested immediately on the grant date, August 20, 2014.

(2)	Each stock option was granted pursuant to our Plan. The stock option vested immediately on the grant date, August 3, 2017.

Director Compensation

Each of our non-employee directors receives cash fees as compensation for his service on our Board of Directors and the committees of the Board of Directors on which he is a member. During the fiscal year ending December 31, 2018, each of our non-employee directors received a stipend of $15,000 per year, paid quarterly, for service on the Board of Directors. The Chairman of the Audit Committee received an additional stipend of $5,000 per year, paid quarterly, the Chairman of the Compensation Committee received an additional stipend of $3,000 per year, paid quarterly, the Chairman of the Nominating and Governance Committee received an additional stipend of $3,000 per year, paid quarterly, and the Chairman of the Board of Directors received an additional stipend of $7,500 per year, paid quarterly. No additional stipends were paid for service on a committee of the Board of Directors other than as Chairman of such committee. No fees were paid for service on the Board of Directors to directors who were also employees of the Company.

The table below sets forth cash compensation earned by each person who served as a non-employee director of our Board of Directors during the fiscal year ending December 31, 2018. Steven N. Bronson, who is our Chief Executive Officer, was an employee during the fiscal year ending December 31, 2018 and received no additional compensation for his service as a member of our Board of Directors. The compensation received by Mr. Bronson, as a named executive officer of the Company, is presented in “Executive Compensation—Summary Compensation Table” above.

Director Compensation Table for the Twelve Months Ended December 31, 2018
Name	Fees Earned or Paid in Cash	Stock Awards	Total

David J. Wolenski	$25,500	$-	$25,500
Leonard A. Hagan	20,000	-	20,000
Nicholas A. Yarymovych	18,000	-	18,000

The non-employee directors were awarded 5,000 stock options on August 3, 2017 pursuant to the Company’s Plan. The options have an exercise price of $7.08 per share, a term of ten years and were fully vested upon grant.

RISKS RELATED TO COMPENSATION POLICIES AND PRACTICES

We believe that our compensation programs have been appropriately designed to attract and retain talent and properly incentivize our employees. To the extent our compensation programs provide for incentive-based compensation, these programs are designed to pay for performance and, thus, encourage only appropriate risk-taking. These programs are also subject to funding caps and oversight of the Compensation Committee and various functional departments of the Company to ensure that our employees, including our executive officers, are not encouraged to take excessive or unnecessary risks in managing our business. As a result, we believe that our compensation programs are not likely to create excessive risks that would have a materially adverse effect on the Company.

Transactions with Related Persons

In accordance with the charter of the Audit Committee of our Board of Directors, the Audit Committee is responsible for reviewing any proposed transaction with any related person which involves a potential conflict of interest or for which approval is required under applicable Securities and Exchange Commission and NASDAQ rules. Currently, this review and approval requirement applies to any transaction to which Qualstar will be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of Qualstar’s total assets at year-end for the last two completed fiscal years, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers, (b) any nominee for election as a director, (c) any security holder who is known to us to own of record or beneficially more than five percent of our common stock, or (d) any member of the immediate family of any of the persons described in the foregoing clauses (a) through (c).

In the event that management becomes aware of any related person transaction, management will present information regarding the proposed transaction to the Audit Committee for review. Approval of a transaction with a related person requires the affirmative vote of a majority of the members of the Audit Committee or of a majority of the members of the full Board of Directors. If the related person transaction involves a member or members of the Board, approval requires a majority vote of the directors who do not have a financial interest in the transaction.

Steven N. Bronson is the Company’s CEO and is also the President and CEO and a majority shareholder of Interlink Electronics, Inc. (“Interlink”) and BKF Capital Group, Inc. (“BKF”). Interlink reimburses Qualstar for leased space at the Simi Valley facility and for other administrative expenses paid by or on behalf of the Company. The total amount charged to Interlink for the twelve months ended December 31, 2018 and 2017, was $17,000 and $13,000, respectively. Interlink owed Qualstar $2,000 and $2,000 at December 31, 2018 and December 31, 2017, respectively.

The Company reimburses Interlink for expenses paid on the Company’s behalf. On December 1, 2017, the Company entered into a Consulting Agreement with Interlink. Pursuant to the Consulting Agreement, Interlink performs project management services to the Company. Interlink receives $15,000 per month, or less depending on the project, plus expenses for these services. Also, Interlink occasionally pays travel and other expenses incurred by Qualstar employees. The Company reimbursed Interlink $213,000 and $28,000 for the twelve months ended December 31, 2018 and 2017, respectively. Qualstar owed Interlink $3,000 and $17,000, at December 31, 2018 and December 31, 2017, respectively.

The Company reimburses BKF for expenses paid on the Company’s behalf. BKF occasionally pays consulting expenses incurred by Qualstar. The Company reimbursed BKF $1,000 for the twelve months ended December 31, 2018 and no expenses were reimbursed for the twelve months ended December 31, 2017. Qualstar owed BKF $1,000 at December 31, 2018 and no amount as of December 31, 2017.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report is submitted by the Audit Committee members who served on the committee during the fiscal year ended December 31, 2018.

The Audit Committee of the Board is composed solely of non-employee directors who satisfy the current NASDAQ requirements with respect to independence, financial expertise and experience.  The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which is available in the investors section of Qualstar’s website at http://www.qualstar.com.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of Qualstar.  The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Qualstar, the audit of Qualstar’s consolidated financial statements, the qualifications and performance of the independent registered public accounting firm engaged as Qualstar’s independent auditor, and Qualstar’s internal control over financial reporting.

The Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  Management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our system of internal control.  Qualstar’s independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee fulfilled its duties and responsibilities during the fiscal year ended December 31, 2018 and with respect to the financial statements for the fiscal year ended December 31, 2018, as outlined in the Audit Committee’s charter.  Among other actions, the Audit Committee:

●	reviewed and discussed the audited financial statements with management and RBSM, LLP, Qualstar’s independent registered public accounting firm, for the period ended December 31, 2018;

●	discussed with the independent registered public accounting firm the matters required to be discussed under applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”);

●

received the written disclosures and the letter from RBSM, LLP, required by the applicable requirements of the PCAOB regarding RBSM, LLP’s communications with the Audit Committee concerning independence and has discussed with RBSM, LLP its independence; and

●

based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Submitted by the Members of the Audit Committee

Leonard A. Hagan, Chairman

David J. Wolenski

Nicholas A. Yarymovyeh

 APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2)

Proxies solicited by the Board will, unless otherwise directed, be voted to approve the appointment by the Audit Committee of RBSM LLP as the independent registered public accounting firm of Qualstar for the fiscal year ending December 31, 2019.  RBSM LLP was appointed to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018 on March 17, 2017.

Representatives of RBSM LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of RBSM LLP to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, it will be considered a recommendation to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Fees Paid to Independent Registered Public Accountants

The table below includes the aggregate fees billed by RBSM, LLP, our independent registered public accounting firm for each of the years ended December 31, 2018 and 2017.

	Twelve Months Ended December 31,
	2018	2017

Audit Fees	$78,250	$84,362
Audit related fees	-	-
Tax fees	64,588	37,500
All other fees	18,175	9,050
Total fees	$161,013	$130,912

Audit Fees. Audit fees include fees for professional services rendered in connection with the audit of our consolidated financial statements for each year and reviews of our unaudited condensed consolidated quarterly financial statements, as well as fees related to consents and reports in connection with regulatory filings for those fiscal years.

Audit Related Fees. We did not incur any fees during the last two completed fiscal years for assurance and related services.

Tax Fees. Tax fees include fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. All other fees include fees for professional services rendered for financial reporting compliance with accounting standards.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accountants in accordance with applicable Securities and Exchange Commission rules. The Audit Committee adopted a written pre-approval policy on June 25, 2003, and all services performed by RBSM and Everest Ito Group, a tax consultant to the Company, have been pre-approved in accordance with the Audit Committee’s pre-approval policy. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accountants and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accountants in accordance with these pre-approvals, and the fees for the services performed to date.

The Board recommends THAT SHAREHOLDERS vote “FOR” the approval of the appointment of RBSM LLP. Proxies solicited by the Board will be voted “for” this proposal, unless otherwise instructed.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal 3)

Section 14A of the Securities Exchange Act of 1934 and related SEC rules require that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. We must provide this opportunity to our shareholders at least once every three years.

As described in the section of this Proxy Statement headed “Executive Compensation,” our executive compensation program is intended to attract and retain qualified executives required for the success of our business; to reward these executives for financial and operating performance; and to align their interests with those of our shareholders to create long-term shareholder value.  In that section, we disclose and discuss the compensation paid to our executive officers for the fiscal year ended December 31, 2018.

The Company is asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement.  This proposal, commonly known as a “say-on-pay,” gives the Company's shareholders the opportunity to express their views on the compensation paid to the Company's named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company is asking our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, for the fiscal year ended December 31, 2018, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders.”

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter.   Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal.  Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal.  However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding). Similarly, Abstentions will not affect the outcome of voting on this proposal.

This “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Board of Directors or the Compensation Committee.  Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation if the Company’s compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADVISORY APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

APPROVAL OF AMENDMENT TO QUALSTAR’S 2017 STOCK OPTION AND INCENTIVE PLAN

(Proposal 4)

Proposal

Qualstar shareholders are being asked to approve the amendment to the Company’s 2017 Stock Option and Incentive Plan (the “Plan”), that increases the number of Qualstar common shares issuable as awards under the Plan by 100,000 shares to a total of 300,000 shares. A copy of the amendment is attached hereto as Exhibit A.

Background

Effective as of June 13, 2017, the Company adopted the Plan, pursuant to the approval of the Plan by the Company’s shareholders at the 2017 Annual Meeting. The Plan was adopted by the Board on May 8, 2017.

Under the Plan, the Company is authorized to grant stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards to employees (including executive officers), directors and consultants of the Company and its subsidiaries. The Plan currently authorizes the issuance of an aggregate amount of 200,000 shares of the Company’s common stock and is administered by the Compensation Committee of the Board.

Our board of directors believes that the continued growth of Qualstar depends, in large part, upon our ability to attract and motivate key employees and directors, and that equity incentive awards are an important means of attracting, retaining and motivating talented employees and directors. Previously, our board of directors and shareholders had approved the Plan, which authorized a total of 200,000 shares for issuance to eligible participants. As of May 1, 2019, only 22,000 shares remained available for award under the Plan. Accordingly, to ensure that we may continue to attract and retain key employees and directors who are expected to contribute to our success, our board of directors approved an amendment of the Plan to increase to 300,000 the number of shares available for issuance pursuant to awards granted thereunder. The amendment is subject to approval by our shareholders at the Annual Meeting. If the amendment is not approved by our shareholders, it will not be implemented in the form proposed.

Material Features of the Plan

The material features of the Plan are as follows (and are set forth more fully below):

●	The maximum number of shares of Common Stock authorized and reserved for issuance under the Plan is currently 200,000 shares;

●

The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;

●	Any material amendment to the Plan is subject to approval by the Company’s shareholders;

●	No grants of stock options or other awards under the Plan may be made after June 13, 2027 and no grants of incentive stock options may be made under the Plan after May 8, 2027;

The shares we issue under the Plan will be authorized but unissued shares or shares that we reacquire.  The shares of Common Stock underlying any awards that are forfeited, canceled, reacquired by the Company prior to vesting, expire or are otherwise terminated (other than by exercise) under the Plan are added back to the shares of Common Stock available for issuance under the Plan. The following shares will not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon the exercise of such right.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the Plan to a “Covered Employee” (as defined in the Code), qualify as “performance-based compensation” under Section 162(m) of the Code, the Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group): net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities, factoring transactions, sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and recruiting and maintaining personnel:

The Compensation Committee will select the particular performance criteria within 90 days (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) following the commencement of a performance cycle.  Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 100,000 shares of Common Stock for any performance cycle.  If a performance-based award is payable in cash, it cannot exceed $1,000,000 for any performance cycle.

Summary of the Plan

The following description of certain features of Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the Plan.

Plan Administration.  The Plan is administered by the Compensation Committee.  The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan.  The Compensation Committee may delegate to the Company’s Chief Executive Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility.  Persons eligible to participate in the Plan are those full or part-time officers, employees, non-employee directors and consultants of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion.

Plan Limits.  The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 100,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period.  If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 100,000 shares of Common Stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.  If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $1,000,000.  In addition, no more than 200,000 shares will be issued in the form of incentive stock options. Also, pursuant to the Plan, the value of all awards granted under the Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $200,000.

Stock Options.  The Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify.  Options granted under the Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options.  Incentive stock options may only be granted to employees of the Company and its subsidiaries.  Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants that are natural persons.  The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant.   Except as provided in the Plan, without prior shareholder approval, in no event may the Compensation Committee reduce the exercise price of an option after the date of the option grant or effect the repricing of an option through cancellation and re-grant or cancellation in exchange for cash or other awards under the Plan.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant.  The Compensation Committee will determine at what time or times each option may be exercised.  Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee.  In general, unless otherwise permitted by the Compensation Committee, no option granted under the Plan is transferable by the optionee other than by will, by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of Common Stock that are not otherwise subject to restriction under any Company plan.  Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.  In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights.  The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine.  Stock appreciation rights entitle the recipient to shares of Common Stock equal to the value of the appreciation in the stock price over the exercise price.  The exercise price will not be less than the fair market value of the Common Stock on the date of grant.  Except as provided in the Plan, without prior shareholder approval, in no event may the Compensation Committee reduce the exercise price of a stock appreciation right after the date of grant or effect the repricing of a stock appreciation right through cancellation and re-grant or cancellation in exchange for cash or other awards under the Plan.

Restricted Stock.  The Compensation Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment or other service relationship with the Company or its subsidiaries through a specified restricted period.

Restricted Stock Units.  The Compensation Committee may award restricted stock units to any participants.  Restricted stock units are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment or other service relationship with the Company or its subsidiaries through a specified vesting period.  In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code.  During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards.  The Compensation Committee may also grant shares of Common Stock which are free from any restrictions under the Plan.  Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards.  The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of Common Stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Compensation Committee shall determine.

Dividend Equivalent Rights.  The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock.  Dividend equivalent rights may be granted as a component of an award of restricted stock units or performance award or as a freestanding award.  Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards.  The Compensation Committee may grant cash bonuses under the Plan to participants.  The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions.  The Plan provides that upon the effectiveness of a “sale event” as defined in the Plan, the parties to the sale event may cause the assumption or continuation of awards previously granted under the Plan by the successor entity, or the substitution of such awards with new awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to the sale event do not provide for the assumption, continuation or substitution of awards granted under the Plan, upon the effective time of the sale event, the Plan and all outstanding awards granted under the Plan shall terminate. In the event of such termination, except as may be otherwise provided in the relevant document evidencing an award granted under the Plan, all options and stock appreciation rights with time-based vesting, conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the sale event shall become fully vested and exercisable as of the effective time of the sale event, all other awards granted under the Plan with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the sale event, and all awards granted under the Plan with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement. In addition, upon a termination of the Plan in connection with a sale event, the Company may make or provide for a payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration to be received in the sale event and the exercise price of the options or stock appreciation rights. The Company shall also have the option to make or provide for a payment, in cash or in kind, to the grantees holding other awards granted under the Plan in an amount equal to the per share cash consideration to be received in the sale event multiplied by the number of vested shares of stock under such awards.

Adjustments for Stock Dividends, Stock Splits, Etc.  The Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the Plan, to certain limits in the Plan, and to any outstanding awards to reflect stock dividends, stock splits and similar events.

Tax Withholding.  Participants in the Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards.  Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of Common Stock to be issued pursuant to the exercise or vesting.

Amendments and Termination.  The Board of Directors may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose.  However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.  To the extent required under NASDAQ rules, any amendments that materially change the terms of the Plan will be subject to approval by the Company’s shareholders.  Amendments shall also be subject to approval by the Company’s shareholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of Plan.   The Board of Directors adopted the Plan on May 8, 2017, and the Plan became effective on June 13, 2017.  Awards of incentive options may be granted under the Plan until May 8, 2027.

New Plan Benefits

Because the grant of awards under the Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the Plan; provided, however, we are required to grant Mr. Bronson 50,000 Restricted Stock Units for shares of our common stock under the terms of the Plan pursuant to the terms of the Employment Agreement entered into between the Company and Mr. Bronson on April 13, 2019, as described on page 25.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan.  It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer.  The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein.  Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor.  The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option.  If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes.  The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount.  Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option.  Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability).  In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted.  Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held.  Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock.  Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards.  The Company generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income.  Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments.  The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code.  Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions.  Under Section 162(m) of the Code, the Company’s deduction for certain awards under the Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).  The Plan is structured to allow certain awards to qualify as performance-based compensation, but the Company is not required to structure all awards so that they so qualify.

Vote Required

The affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Plan Amendment. Abstentions and broker non-votes will not affect the outcome of this Proposal No. 4.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO APPROVE AN AMENDMENT TO THE 2017 STOCK OPTION AND INCENTIVE PLAN.

PROPOSALS AND DIRECTOR NOMINATIONS FOR THE ANNUAL MEETING

Proposals to be Included in Our Proxy Statement

A shareholder who wishes to have a proposal considered for inclusion in our proxy statement for action at the Annual Meeting must comply with the requirements of Rule 14a-8 under the Exchange Act.  The proposal must be in writing and be received by the Corporate Secretary of Qualstar at our principal executive offices no later than the close of business on January 24, 2020. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the Annual Meeting.

Advance Notice Procedures

If a shareholder desires to have a proposal acted upon at the Annual Meeting that is not to be included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act, or if a shareholder desires to nominate someone for election to our Board, the shareholder must follow the procedures outlined in our amended and restated bylaws. Our amended and restated bylaws provide that in order for a shareholder proposal to be considered at an annual meeting of shareholders, written notice of the proposal must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the shareholder, to be timely, must be received not earlier than the 90th day prior to such annual meeting of shareholders and not later than the close of business on the later of (a) the 60th day prior to such annual meeting or (b) the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs. The notice must contain information required by our amended and restated bylaws, including, but not limited to, a description of the proposal and any material interest of the shareholder relating to such proposal.

In order to nominate someone for election to our Board at an annual meeting of shareholders, written notice of the proposed nomination must be received by the Corporate Secretary of Qualstar not less than 60 days or more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the shareholder to be timely must be received by the Corporate Secretary of Qualstar not earlier than the 90th day prior to the Annual Meeting and not later than the close of business on the later of (a) the 60th day prior to such Annual Meeting or (b) the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure thereof was made by Qualstar, whichever first occurs. The notice must contain information required by our amended and restated bylaws regarding the shareholder and the nominee, as well as information required to be included in a proxy statement by SEC rules and regulations. Submissions must be made by mail, courier or personal delivery—submissions by e-mail will not be considered. The Nominating and Governance Committee will consider only those shareholder recommendations whose submissions comply with the above procedural requirements, including the additional requirements set forth in our amended and restated bylaws. The Nominating and Governance Committee will evaluate candidates recommended by shareholders in the same manner as those recommended by others.

Shareholders are also advised to review Qualstar’s amended and restated bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including the information that must accompany any such shareholder notice.

Accordingly, in order for a shareholder proposal (other than a proposal made pursuant to Rule 14a-8 under the Exchange Act) or nomination to be considered at the Annual Meeting, a written notice of the proposal or the nomination, which includes the information required by our amended and restated bylaws, must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar between April 8, 2020 and May 8, 2020.

A copy of the full text of our amended and restated bylaws may be obtained upon written request to the Corporate Secretary of Qualstar at our principal executive offices or by accessing the SEC’s EDGAR filing database at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Corporate Secretary at our principal executive offices, located at 1267 Flynn Road, Camarillo, California 93012, or by calling us at 1-800-468-0680 ext. 114.

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed proxy card will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Exhibit A

AMENDMENT NO. 1 TO THE
QUALSTAR CORPORATION

2017 STOCK OPTION AND INCENTIVE PLAN

This Amendment to the Qualstar Corporation 2017 Stock Option and Incentive Plan (this “Amendment”) is made and entered into effective as of July 8, 2019 (the “Effective Date”), by Qualstar Corporation, a California corporation (the “Company”).

RECITALS

WHEREAS, the Company previously adopted the Qualstar Corporation 2017 Stock Option and Incentive Plan (the “Plan”), effective as of June 13, 2017;

WHEREAS, pursuant to Section 18 of the Plan, the Company’s Board of Directors (the “Board”) may amend or discontinue the Plan, at any time, subject to approval by the Company’s stockholders entitled to vote at a meeting of stockholders;

WHEREAS, on May [__], 2019, the Board approved an increase to the number of shares of the Company’s Common Stock reserved for issuance under the Plan by 100,000 shares to a total of 300,000 shares (the “Plan Reserve Increase”), to be made effective upon the requisite approval by the Company’s stockholders (the “Stockholders”);

WHEREAS, on July 8, 2019, the Stockholders approved the Plan Reserve Increase, pursuant to a vote held at the Company’s 2019 Annual Meeting of Stockholders; and

WHEREAS, to record and effectuate the adoption of the Plan Reserve Increase, the Company has caused its authorized officer to execute this Amendment.

AGREEMENT

NOW THEREFORE, the Company hereby agrees as follows:

1.     Section 3(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 300,000 shares subject to adjustment as provided in Section 3(c). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed 300,000, subject in all cases to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any Awards under the Plan or the shares of common stock of the Company under the Company’s 2008 Stock Incentive Plan, as amended, that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 100,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.     Except as expressly modified by this Amendment, the Plan remains in full force and effect pursuant to its terms. All references to the Plan in other documentation shall be deemed to be a reference to the Plan as amended by this Amendment.

3.     This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to the conflict of laws provisions thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed effective as of the date first written above.

Qualstar Corporation

By:

Name: Steven N. Bronson

Title: Chief Executive Officer

QUALSTAR CORPORATION
1267 Flynn Road
Camarillo, CA 93012

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Steven N. Bronson 02 David J. Wolenski 03 Leonard A. Hagan 04 Nicholas A. Yarymovych

The Board of Directors recommends you vote FOR proposals 2., 3. and 4.:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000424664_1 R1.0.1.18

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 08, 2019

QUALSTAR CORPORATION

QUALSTAR CORPORATION
1267 Flynn Road
Camarillo, CA 93012

0000424663_1 R1.0.1.18

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 13, 2019
Date: July 08, 2019 **Time:** 10:00 AM PDT
Location: QUALSTAR CORPORATION
1267 Flynn Road
Camarillo, CA 93012

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report on Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 24, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000424663_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Steven N. Bronson 02 David J. Wolenski 03 Leonard A. Hagan 04 Nicholas A. Yarymovych

The Board of Directors recommends you vote FOR proposals 2., 3. and 4.:

0000424663_3 R1.0.1.18